UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 9, 2005
                         ------------------------------
                        (Date of earliest event reported)

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

                  000-32249                         98-0222013
          (Commission File Number)        (IRS Employer Identification No.)

          3233 GRAND AVENUE, SUITE N-353
          CHINO HILLS, CALIFORNIA                   91709-1489
          (principal executive offices)             (Zip Code)

                                 (866) 815-3951
              (Registrant's telephone number, including area code)

           Copies of all communications, including all communications sent to the agent for service

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

ITEM 5.02(b). DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 30, 2005, Douglas F. Parker tendered his resignation as a director of Entech Environmental Technologies, Inc. Mr. Parker had no disagreement with the Company on any matter relating to the Company's operations, policies or practices. The resignation was formally accepted by the Board of Directors of Entech Environmental Technologies, Inc. on August 9, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

Date:  August 9, 2005.             Entech Environmental Technologies, Inc.

                                   By /s/ Burr Northrop
                                   ---------------------------------------------
                                   Burr Northrop, President